ASSETS ACQUISITION	12 Months Ended
Dec. 31, 2025
Disclosure Of Assets Acquisition Abstract
ASSETS ACQUISITION
10	ASSETS ACQUISITION

On April 21, 2025, the Company, through its wholly owned subsidiary 365IFM Pte. Ltd.(subsequently renamed to 24IFM Pte Ltd, entered into a Fixed Assets Sale and Purchase Agreement (the “Agreement”) with an individual (the “Seller”) to acquire the 24iFM facility management software, including the associated source code, documentation, login credentials, and related intellectual property rights.

The acquisition involved only a single identifiable intangible asset and did not constitute a business under IFRS 3 Business Combinations, as no workforce, processes, or integrated set of activities capable of producing outputs were acquired. Accordingly, the transaction was accounted for as an asset acquisition.

Under the Agreement, the consideration was contractually set at $1,600,000, to be satisfied through the issuance of 4,000,000 common shares of YY Group Holding Limited (“YYGH”). The Company issued the 4,000,000 shares to the Seller on June 10, 2025, when the market price of the Company’s Class A ordinary shares was $1.44 per share. Therefore, the fair value of the consideration transferred is determined as $5,760,000. As of December 31, 2025, the Group identified certain impairment indicators and perform the impairment testing. The recoverable amount was assessed at $1,697,000 and the Group recorded an impairment loss of approximately $4,063,000 for the year ended December 31, 2025 (Note 9).